FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 13, 1998
                               ------------------
                                 Date of Report
                        (Date of earliest event reported)



                  Metric Partners Growth Suite Investors, L.P.
                  --------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)




               0-17660            California            94-3050708
               -------            ----------            ----------
            (Registration       (State or Other       (IRS Employer
                File             Juriisdiction        Identification
               Number)           Incorporation)           Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                     (800) 347-6707 Wats line for all states


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ITEM 5.         OTHER EVENTS

This letter from Registrant to investors dated January 13, 1998, filed herewith as Exhibit 20.3 is hereby incorporated by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits:

        20.3    Letter dated January 13, 1998 from Registrant to its investors.

                                    SIGNATURE
                                    ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

                                By:      Metric Realty
                                         an Illinois general partnership
                                         its Managing General Partner


                                By:      SSR Realty Advisors, Inc.
                                         a Delaware corporation
                                         its managing general partner

                                By:      /s/ William A. Finelli
                                         ----------------------------
                                         William A. Finelli
                                         Managing Director, Principal Financial
                                         and Accounting Officer of
                                         SSR Realty Advisors, Inc.


                                Date:    January 13, 1998
                                         ----------------